Convertible Debentures, Loan Payable And Promissory Note	12 Months Ended
Dec. 31, 2020
Convertible Debentures Loan Payable And Promissory Note
Convertible Debentures, Loan Payable And Promissory Note
12.	CONVERTIBLE DEBENTURES, LOAN PAYABLE AND PROMISSORY NOTE

On April 1, 2019 the Company announced that it arranged for certain financing required to bridge the Company up to the sale of its DenseLight subsidiary.

Convertible Debentures

The first component of the financing consists of the issuance of up to $10.5 million (CAD$14 million) of unsecured convertible debentures (the “Convertible Debentures”) of the Company. The Convertible Debentures were sold in multiple tranches, on a brokered private placement basis through the Company’s financial advisors, IBK Capital. In 2019, the Company closed five tranches of the private placement of the Convertible Debentures that raised gross proceeds of $3,729,921 (CAD$4,988,292). The Convertible Debentures, bear interest at 12% per annum, compounded annually with 1% payable at the beginning of each month and mature two years from the date of issue. The Company paid $377,072 (CAD$499,462) in brokerage fees and other costs related to the closing of these five tranches.

The Convertible Debentures are convertible at the option of the holders thereof into units at any time after October 31, 2019 at a conversion price of CAD$0.40 per unit for a total 12,457,500 units of the Company. Each unit will consist of one common share and one common share purchase warrant. Each common share purchase warrant will entitle the holder to purchase one common share of the Company at a price of CAD$0.50 per share for a period of four years from the date upon which the convertible debenture is issued. Upon completing the sale of DenseLight, holders of Convertible Debentures will have the right to cause the Company to repurchase the Convertible Debentures at face value, subject to certain restrictions. The Convertible Debentures are governed by a trust indenture between the Company and TSX Trust Company as trustee.

Insiders of the Company subscribed for 14.3% or $535,000 (CAD$710,000) of the Convertible Debentures, including the Company’s board of directors and senior management team. Insiders of IBK Capital subscribed for 4% or $146,000 (CAD$200,000) of the Convertible Debentures.

IAS 32 Financial Instruments: Presentation define these debt securities as compound financial instruments made up of both a liability component and an equity component. The debt component of the Convertible Debentures were fair valued using effective discount rates ranging from 28.74% to 29.71% which the Company determined would be the interest rate of the debts without a conversion feature. The difference between the fair value of the debt component and the loan is allocated to the equity component and is included in shareholders’ equity.

Because the Convertible Debentures are denominated in Canadian dollars and the conversion price is also denominated in Canadian dollars, the number of equity instruments that would be issued upon exercise of the convertible debentures are fixed. As a result, the equity component of the convertible debentures will not be periodically remeasured.

During 2020, holders of certain convertible debentures converted $369,545 (2019 - nil) worth of convertible debentures into 1,235,000 units of the Company.

The following table reflects the details of convertible debentures at December 31, 2020:

Convertible Debentures	Loan	Equity Component	Accretion	Debt Component

Issued April 3, 2019 (net of issue costs)	$1,293,519	$(242,004)	$338,988	$1,390,503
Issued May 3, 2019 (net of issue costs)	806,893	(151,842)	218,159	873,210
Issued June 3, 2019 (net of issue costs)	496,995	(93,278)	117,481	521,198
Issued August 2, 2019 (net of issue costs)	290,365	(54,978)	62,683	298,070
Issued September 19, 2019 (net of issue costs)	122,965	(23,019)	22,905	122,851
Effect of foreign exchange rate changes	-	-	-	135,414

Balance December 31, 2020	$3,010,737	$(565,121)	$760,216	$3,341,246

The following table reflects the details of convertible debentures at December 31, 2019:

Convertible Debentures	Loan	Equity Component	Accretion	Debt Component

Issued April 3, 2019 (net of issue costs )	$1,293,519	$(242,004)	$128,240	$1,179,755
Issued May 3, 2019 (net of issue costs)	979,256	(183,317)	84,708	880,647
Issued June 3, 2019 (net of issue costs)	582,356	(109,017)	42,855	516,194
Issued August 2, 2019 (net of issue costs)	374,753	(70,154)	19,690	324,289
Issued September 19, 2019 (net of issue costs)	122,965	(23,019)	5,336	105,282
Effect of foreign exchange rate changes	-	-	-	82,866

Balance December 31, 2019	$3,352,849	$(627,511)	$280,829	$3,089,033

Loan Payable and Promissory Note

The second component of the financing in 2019 consisted of a credit facility (the “Bridge Loan”) provided by Espresso Capital Ltd which granted the Company access to a maximum $5,000,000. The Company signed the loan documents on April 18, 2019 and was advanced $3,100,000 shortly thereafter.

Funds drawn on the Credit Facility bore interest at a rate of 17.25% per annum (the “Interest Rate”), calculated daily from the date of each advance until the earlier of the due date of each such advance, if any, and December 31, 2019 (the “Maturity Date”). The Interest Rate was comprised of 15% cash interest and 2.25% deferred interest. Per the agreement, the interest rate was retroactively increased to 19.25% because the Company did not consummate the sale of Denselight by October 15, 2019.

In 2019, the Company paid $147,077 in costs related to the Bridge Loan. Additionally, the Company issued to Espresso Capital Ltd, warrants for the purchase of 3,289,500 common shares at a price of CAD$0.35 per share. The Warrants expire on April 18, 2020. The fair value of the warrants was estimated on the date of issue using the Black-Scholes option pricing model with the following assumptions: volatility of 78.91%, interest rate of 1.62% and an expected life of 1 year. The estimated fair value assigned to the warrants was $221,620. The total cost of $368,697 along with the foreign exchange impact of $3,543 was deferred and charged against the Bridge Loan and subsequently amortized over the life of the Bridge Loan. The Bridge loan was repaid on November 8, 2019.

Additionally, on August 30, 2019, the Company signed a term promissory note (the “Promissory Note”) for up-to $1,000,000 with Century Prosper Investment Corporation (the “Lender”). The Promissory Note bore interest at 15% per annum. The Promissory Note and accrued interest were repayable on the six-month anniversary of each advance. At the option of the Lender, the advances and accrued interest may be repaid in full five days after the sale of the Company’s DenseLight subsidiary. The Company was advanced $900,000 in 2019 on this Promissory Note. The $900,000 advance and related interest of $17,160 were repaid on November 8, 2019.